
THE FRESH MARKET

ULTA


TJ·maxx


WAL-MART

Inland Real Estate Income Trust, Inc.

Annual Stockholders Meeting

July 10, 2014
10:00am CST

THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DEPICTED HEREIN. THE OFFERING IS MADE ONLY BY THE PROSPECTUS.

INLAND REAL ESTATE INCOME TRUST, INC.

Disclaimer

This presentation must be preceded or accompanied by a prospectus, as supplemented, in order to understand fully all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus, as supplemented, must be made available to you in connection with this offering. This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus, as supplemented, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers authorized to do so. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

Past performance is not a guarantee of future results. When making an investment decision in Inland Real Estate Income Trust, Inc. ("Inland Income Trust"), investors should not rely on past performance of the real estate investment trusts ("REITs") or real estate programs sponsored by Inland Real Estate Investment Corporation ("Inland Investments."). An investment in Inland Income Trust will not entitle an investor to ownership in any other REIT or investment program sponsored by Inland Investments. Inland Income Trust is a part of the Inland Real Estate Group of Companies, Inc.

Cover Slide Photos: Property photographs on the cover slide are of Wedgewood Commons in Olive Branch, Mississippi; Lakeside Crossing in Lynchburg, Virginia; MidTowne Square Shopping Center in Little Rock, Arkansas; and North Hills Square Shopping Center in Coral Springs, Florida, which are owned by Inland Income Trust. The companies depicted in the photographs in this presentation may have proprietary interests in their trademarks and trade names and nothing herein shall be considered an endorsement, authorization or approval of Inland Income Trust or its subsidiaries.

Date First Published: 7.10.14 Current Publication Date: 7.10.14

Risk Factors

REAL ESTATE INCOME TRUST, INC.

An investment in Inland Income Trust's shares involves significant risks. If Inland Income Trust is unable to effectively manage these risks, it may not meet its investment objectives and you may lose some or all of your investment. Please consult the "Risk Factors" and "Conflicts of Interest" sections of the prospectus, as supplemented, for a more detailed discussion. Material risks of an investment in Inland Income Trust's common stock include, but are not limited to, the following:

- No public market currently exists, and one may never exist, for Inland Income Trust's shares. Inland Income Trust's board does not have any current plans to list Inland Income Trust's shares or pursue any other liquidity event, and Inland Income Trust cannot guarantee that a liquidity event will occur.
- The offering price is not indicative of the price at which you may be able to sell your shares, and is not based on the book value or net asset value of our current or expected investments or Inland Income Trust's current or expected cash flow.
- Inland Income Trust cannot guarantee that it will continue to pay distributions.
- Inland Income Trust may pay distributions from sources other than cash flow from operations, including borrowings and net offering proceeds, and Inland Income Trust has not limited its use of any of these other sources. Payments of distributions from sources other than cash flows from operations may reduce the amount of capital Inland Income Trust ultimately invests in real estate assets.
- The number of real estate assets Inland Income Trust acquires will depend on the net proceeds raised in the offering.

Risk Factors (continued)

REAL ESTATE INCOME TRUST, INC.

- Inland Income Trust may fail to continue to qualify as a REIT and is subject to all of the business risks and uncertainties associated with any new business. If Inland Income Trust fails to continue to qualify as a REIT, it will be required to pay federal, state and local taxes, thereby reducing the cash available for distribution to stockholders
- Inland Income Trust does not have employees and relies on its business manager and real estate managers to manage its business and assets.
- Persons performing services for Inland Income Trust's business manager are employed by Inland Investments or its affiliates and face competing demands for their time and service.
- Inland Income Trust does not have arm's length agreements with its business manager, real estate managers or other affiliates of its sponsor.
- Inland Income Trust pays significant fees to its business manager, real estate managers and other affiliates of Inland Investments, which may affect the amount of income stockholders earn on their investment in Inland Income Trust's common stock.
- This is a "blind pool" offering because Inland Income Trust has not identified the specific real estate assets that it will acquire with the net proceeds raised in this offering.
- On acquiring shares, you will experience dilution in the net tangible book value of your shares.
- Inland Income Trust may borrow up to 300% of its net assets, equivalent to 75% of the cost of its assets, and principal and interest payments on its borrowings will reduce the funds available for other purposes, including distributions to stockholders.
- There are limits on the ownership and transferability of Inland Income Trust's shares.

Table of Contents

REAL ESTATE INCOME TRUST, INC.

Agenda

INLAND REAL ESTATE INCOME TRUST, INC.

1. **Call to Order and Opening Remarks:** Daniel L. Goodwin, Chairman, Inland Real Estate Income Trust, Inc.
2. **Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation:** Kevin Kelly, Inspector of Elections, Morrow & CO LLC
3. **Proxy Vote:** Daniel L. Goodwin, Chairman, Inland Real Estate Income Trust, Inc.
4. **Company Overview & Management Update:** Mitchell Sabshon, Chief Executive Officer, Inland Real Estate Income Trust, Inc.
5. **Investment Strategy:** Mitchell Sabshon, Chief Executive Officer, Inland Real Estate Income Trust, Inc.
6. **Acquisition Update:** JoAnn McGuinness, President and Chief Operating Officer
7. **Portfolio Overview:** JoAnn McGuinness, President and Chief Operating Officer
8. **Financial Highlights:** David Lichterman, Vice President, Chief Accounting Officer & Treasurer
9. **Report of the Vote: Kevin Kelly, Inspector of Elections, Marrow & CO LLC**
   - **Election of Directors**
10. **Closing Remarks:** Mitchell Sabshon, Chief Executive Officer, Inland Real Estate Income Trust, Inc.

Directors and Officers



Daniel Goodwin
Chairman of the Board



Mitchell Sabshon
Chief Executive Officer



JoAnn McGuinness
President & Chief Operating Officer



Catherine Lynch
Chief Financial Officer



David Lichterman
VP, Chief Accounting Officer & Treasurer



Roberta Matlin
Vice President



Cathleen Hrtanek
Secretary



Lee Daniels
Independent Director



Stephen Davis
Independent Director



Gwen Henry
Independent Director

Company Overview & Management Update

Mitchell Sabshon
Chief Executive Officer, Inland Real Estate Income Trust, Inc.


THE FRESH MARKET

Lakeside Crossing

Lynchburg, Virginia


Justice

MidTowne Square Shopping Center

Little Rock, Arkansas



Mansfield Pointe

Mansfield, Texas

Investment Strategy

Mitchell Sabshon
Chief Executive Officer, Inland Real Estate Income Trust, Inc.


THE FRESH MARKET
STOP

Lakeside Crossing

Lynchburg, Virginia


ULTA

MidTowne Square Shopping Center

Little Rock, Arkansas


PETSMART

Mansfield Pointe

Mansfield, Texas

Investment Strategy

- Focus on multi-tenant, necessity-based retail
- Why?
  - Improving fundamentals
  - Net Operating Income ("NOI") growth
  - Internet sales not a factor in the type of retail we're focusing on



TJ-maxx

Wedgewood Commons

Olive Branch, Mississippi

Retail Market Overview

- Economic opportunities
- Retail sector performance
- Retailer/Tenant overview


carter's

Park Avenue Shopping Center

Little Rock, Arkansas

*This property has a Target "P" Fresh store, which includes a grocery component, as a shadow anchor tenant. A shadow anchor tenant is a store that may bring in significant traffic but is not considered part of that shopping center. Shadow anchors can occur when shopping centers are located in close proximity to each other. The shadow anchored space is not owned by Inland Income Trust, and the performance of this tenant does not impact Inland Income Trust's operating performance.

Capturing Value Through NOI Growth

INLAND REAL ESTATE INCOME TRUST, INC.

Not all retail is the same. Shorter lease terms capture net operating income ("NOI") growth.

Forecasted NOI Growth Rates, Multi-Tenant Retail


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	2014	2015	2016	2017	2018
Multi-Tenant Retail NOI Growth*	3.30%	3.50%	3.20%	3.10%	2.70%
CPI Forecast**	1.70%	2.00%	2.10%	2.20%	2.40%

*Source: Green Street Advisors

**Source: Congressional Budget Office

Acquisitions Update

JoAnn McGuinness

President and Chief Operating Office, Inland Real Estate Income Trust, Inc.


THE FRESH MARKET

Lakeside Crossing

Lynchburg, Virginia



MidTowne Square Shopping Center

Little Rock, Arkansas



Mansfield Pointe

Mansfield, Texas

Acquisition Highlight

Lakeside Crossing Shopping Center Lynchburg, Virginia	
Transaction Date:	May 23, 2014
Transaction Price:	$19.82 million
Leasable Area:	66,906 Square Feet
Portfolio Sector	Retail
Tenants:	▪ Fresh Market (grocery store) ▪ Panera ▪ Petco


THE FRESH MARKET
STOP

Lakeside Crossing Shopping Center

Lynchburg, Virginia

Acquisition Highlight

Mansfield Pointe Shopping Center Mansfield, Texas	
Transaction Date:	April 8, 2014
Transaction Price:	$28.4 million
Leasable Area:	148,529 Square Feet
Portfolio Sector	Retail
Tenants:	▪ PetSmart ▪ Bed, Bath & Beyond ▪ Sports Authority ▪ Party City


PETSMART

Mansfield Pointe Shopping Center

Mansfield, Texas

Acquisition Highlight

MidTowne Shopping Center Little Rock, Arkansas	
Transaction Date:	May 13, 2014
Transaction Price:	$41.45 million
Leasable Area:	126,288 square feet
Portfolio Sector	Retail
Tenants:	▪ Container Store ▪ Pottery Barn ▪ Ulta


ULTA

MidTowne Square Shopping Center

Little Rock, Arkansas

Portfolio Overview

INLAND REAL ESTATE INCOME TRUST, INC.

JoAnn McGuinness
Chief Operating Officer and President, Inland Real Estate Income Trust, Inc.



North Hills Shopping Center

Coral Springs, Florida


BED BATH & BEYOND

Mansfield Pointe

Mansfield, Texas



MidTowne Square Shopping Center

Little Rock, Arkansas

Portfolio Overview as of March 31, 2014

REAL ESTATE INCOME TRUST, INC.

Portfolio Overview	
Total Assets:	$134,074,452
Debt to Total Assets:	28%
Total Number of Properties:	16
Total Square Feet:	590,563
Economic Occupancy:	99.3%
Physical Occupancy:	98.2%
Number of Tenants:	62
Distributions Paid:	$1,077,319
Annualized Distribution Rate:*	6.0%



Mansfield Pointe Shopping Center

Mansfield, Texas

*The 6.0% annualized distribution rate is based on a $10.00 share price. Inland Income Trust currently pays distributions based on daily record dates, payable monthly in arrears. Inland Income Trust commenced its initial public offering on October 18, 2012, began paying distributions on January 2, 2013 and has paid a monthly distribution through March 31, 2014. In 2014, for the three months ended March 31, 2014, 39.09% of the distributions paid to stockholders of record were paid from the net cash flow from operations. In addition, 60.91% of the distributions paid to stockholders of record were paid from the net proceeds of Inland Income Trust's "best efforts" offering, which constitutes a return of principal to stockholders and reduces the proceeds available for other purposes. In 2013, 100% of the distributions paid to stockholders of record through December 31, 2013 were paid from the net proceeds of Inland Income Trust's "best efforts" offering, which constitutes a return of principal to stockholders and reduces the proceeds available for other purposes. To the extent that Inland Income Trust continues to make cash distributions, or a portion thereof, from sources other than cash flow from operations, it will have less capital to invest in properties and other real estate-related assets, the book value per share may decline, and there will be no assurance that it will be able to sustain distributions at that level. In addition, by using the net proceeds of the offering to fund distributions, earlier investors may benefit from the investments made with funds raised later in the offering, whereas later investors may not benefit from all of the net offering proceeds raised from earlier investors.

Portfolio Overview as of March 31, 2014 Continued

INLAND REAL ESTATE INCOME TRUST, INC.


Washington
Oregon
California
Idaho
Nevada
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
21.8%
Louisiana
Wisconsin
Illinois
Mississippi
23.9%
Michigan
Indiana
Kentucky
Tennessee
4.1%
Alabama
8.7%
Ohio
Georgia
4.1%
Florida
9.6%
West Virginia
Virginia
North Carolina
South Carolina
Pennsylvania
New York
Maine
VT
NH
MA
Conn
27.9%
New Jersey
Delaware
Washington D.C.
Maryland

Portfolio Overview as of March 31, 2014 Continued

INLAND REAL ESTATE INCOME TRUST, INC.

Top Five Tenants	Number of Leases	% of ABR*
1. Dollar General	12	16.3%
2. LA Fitness	1	13.8%
3. Walmart	1	7.5%
4. Staples	1	4.9%
5. Sam's Club	1	4.4%
TOTAL	16	46.9%

* Annualized Base Rent

Financial Highlights

David Lichterman
Vice President, Chief Accounting Officer & Treasurer, Inland Real Estate Income Trust, Inc.


LA FITNESS

Newington Fair Shopping Center

Newington, Connecticut


ROSS DRESS FOR LESS

Wedgewood Commons

Olive Branch, Mississippi


SPORTS AUTHORITY

Mansfield Pointe Shopping Center

Mansfield, Texas

Consolidated Financial Highlights

INLAND REAL ESTATE INCOME TRUST, INC.

	As of and for the 3 months ended	
	March 31, 2014	March 31, 2013
Stockholders' Equity:	$87,344,426	$2,761,483
Distributions Paid:	$1,077,319	$54,140
Cash Flow from Operations:	$421,102	$(788,803)
GAAP Net Loss:	$(564,159)	$(859,869)
Add: Depreciation and Amortization Related to Investment Properties:	$687,163	$249,813
Funds from Operations ("FFO")(1):	$123,004	$(610,056)
Modified Funds from Operations ("MFFO")(2):	$792,630	$(563,134)

1 – **Funds from Operations ("FFO"):** A widely accepted and reported supplemental measure of REIT operating performance. As defined by the National Association of Real Estate Investment Trusts, FFO is equal to REIT's net income computed in accordance with U.S. GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation and amortization, real estate impairment charges, and after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest.

2 - **Modified Funds from Operations ("MFFO"):** An industry accepted and reported supplemental measure of publicly registered non-listed REIT's operating performance. As defined by Investment Program Association, an industry trade group, MFFO is equal to a REIT's FFO, further adjusted for the following items, as applicable, included in the determination of U.S. GAAP net income: acquisition fees and expenses; amounts relating to deferred rent receivables and amortization of above and below market lease assets and liabilities, accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; nonrecurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures.

GAAP Reconciliation to FFO and MFFO

		As of and for the 3 months ended	
		March 31, 2014	March 31, 2013
	GAAP Net loss	$ (564,159)	$(859,869)
Add:	Depreciation and amortization related to investment properties	687,163	249,813
	Funds from operations (FFO)	$ 123,004	$(610,056)
Add:	Acquisition related costs	678,204	55,970
	Unrealized loss from interest rate swap	39,213	--
Less:	Amortization of acquired market lease intangibles, net	(2,265)	(6,180)
	Straight-line rental income	(45,526)	(2,868)
	Modified funds from operations (MFFO)	$ 792,630	$(563,134)

2 - Inland Real Estate Income Trust, Inc. first quarter 2014 FFO and MFFO was calculated on page 43 of the March 31, 2014 Form 10-Q.

Mortgages and Notes Payable

	As of and for the 3 months ended	
	March 31, 2014	March 31, 2013
Mortgages Payable:	$38,055,344	$29,927,167
Ratio of Total Mortgage Loans to Total Assets:	28%	82%
Annual Weighted Average Interest Rate on Mortgage Loans:	2.86%	5.52%



Scheduled Maturities of Mortgages and Notes Payable
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
2014
2015
2016
2017
2018
Thereafter

Cost Segregation Overview

INLAND REAL ESTATE INCOME TRUST, INC.

- **What is it?**
  - Cost Segregation is an IRS-approved valuation analysis that allows owners of real estate to identify different components of an asset with shorter depreciable lives, which could result in a larger amount of depreciation expense.
- **Why now?**
  - A recent increase in federal tax rates means investors in some states could see their combined tax rate increase to over 50 percent.
- Inland Income Trust **identified a solution** that creates a potential tax deferral for REIT investors by reducing the amount of distributions subject to taxation as ordinary dividends in the early years after the analysis.
- **Strategy update**

*Considerations: There are tax-related risks related to investing in a REIT, including the risk that early stockholders may receive tax benefits from a REIT's election to accelerate depreciation expense deductions of certain components of its investments including land Improvements and fixtures, which later stockholders may not benefit from. Please consult the prospectus, as supplemented, for a complete discussion of the risks. This information does not constitute tax advice. Stockholders must consult with their own tax or financial advisors for an In-depth discussion regarding the tax deferral strategies that are applicable to them. Cost segregation generally benefits investors that are stockholders at the time the REIT acquires the assets because the depreciation deductions from an asset are greater in the earlier years after the acquisition of the asset. In addition, a greater percentage of distributions in these earlier years likely will be characterized as a return of capital, reducing the stockholder's tax basis in the REIT stock (or capital gain if the stockholder's tax basis in the REIT stock is reduced to zero). This reduction in a stockholder's tax basis in the REIT stock may increase the amount of gain recognized by the stockholder upon sale of the REIT stock.

Cost Segregation Overview: Form 1099 Example

INLAND REAL ESTATE INCOME TRUST, INC.

Form 1099-DIV Example:


PAYER'S name, street address, city or town, province or state, country, ZIP or foreign postal code, and telephone no.
1a Total ordinary dividends
$0
1b Qualified dividends
$
2a Total capital gain distr.
$
2c Section 1202 gain
$
3 Nondividend distributions
$6,000
OMB No. 1545-0110
2013
Form 1099-DIV
Dividends and Distributions
2b Unrecap. Sec. 1250 gain
2d Collectibles (28%) gain
4 Federal income tax withheld
5 Investment expenses
6 Foreign tax paid
7 Foreign country or U.S. possession
8 Cash liquidation distributions
9 Noncash liquidation distributions
10 Exempt-interest dividends
11 Specified private activity bond interest dividends
12 State
13 State identification no.
14 State tax withheld
Copy B
For Recipient
PAYER'S federal identification number
RECIPIENT'S identification number
RECIPIENT'S name
Street address (including apt. no.)
City or town, province or state, country, and ZIP or foreign postal code
Account number (see instructions)
(keep for your records) www.irs.gov/form1099div Department of the Treasury - Internal Revenue Service
NOTE 1
NOTE 2

<u>Note 1:</u> Ordinary REIT dividends are taxed at the maximum ordinary federal income tax rate. In this example, the use of cost segregation has reduced the ordinary dividends to zero dollars.

<u>Note 2:</u> A stockholder's distribution that is determined to be a non-dividend distribution for federal income tax purposes is not taxed until that stockholder's tax basis in the REIT stock is fully recovered. Once the tax basis of the stock is reduced to zero, provided the applicable holding period is met, any non-dividend distribution would be reported as long-term capital gain and taxed at the applicable federal capital gain tax rates. In the event the stockholder sells his or her stock for a price in excess of the stock tax basis, the excess of the sale price over his or her tax basis (the amount paid for his or her stock reduced by any non-dividend distributions received) would be reported as capital gain and provided the applicable holding period is met, taxed at only a 20% rate for federal income tax purposes.

<u>Qualified Dividend:</u> A type of dividend to which capital gains tax rates apply.

<u>Non-dividend Distribution</u>: A type of distribution that is paid to stockholders of a corporation not as a result of earnings, but as a return of capital. Stockholders who receive non-dividend distributions must reduce the basis in their stock accordingly.

Questions?

REAL ESTATE INCOME TRUST, INC.


THE FRESH MARKET

Lakeside Crossing

Lynchburg, Virginia


Justice

MidTowne Square Shopping Center

Little Rock, Arkansas



Mansfield Pointe

Mansfield, Texas